Exhibit 32.1

CERTIFICATION
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of AmbiCom Holdings, Inc. (the "Company") on Form 10-K for the year ended July 31, 2011 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, John Hwang, Chief Executive Officer and Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge, (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended and (2) the information contained in the Report on Form 10-K fairly presents in all material respects the financial condition and results of operations of the Company.

Date: November 7, 2011	/s/ John Hwang
Name: John Hwang
Title: Chief Executive Officer, Chief Financial Officer
and Director (Principal Executive, Financial and Accounting Officer)